Exhibit 10.3

Execution Version

JOINDER AGREEMENT TO REGISTRATION RIGHTS AGREEMENT

AIO Holdings LP (the “Additional Holder”) is executing and delivering this Joinder Agreement pursuant to that certain Amended and Restated Registration Rights Agreement, dated as of June 10, 2024 (as amended, restated, supplemented, or otherwise modified in accordance with the terms thereof, the “Registration Rights Agreement”), among Waystar Holding Corp. (the “Company”) and the other parties thereto. Capitalized terms used but not defined in this Joinder Agreement shall have the respective meanings ascribed to such terms in the Registration Rights Agreement.

By executing and delivering this Joinder Agreement, the Additional Holder hereby adopts and approves the Registration Rights Agreement and agrees, effective as of the First Effective Time (as defined in that certain Agreement and Plan of Merger, dated as of July 23, 2025, by and among the Company, Morton Merger Sub 1, Inc., Isotope Holding, LLC, Iodine Software Parent, LLC, Iodine Software Holdings, Inc. and Shareholder Representative Services LLC, as the same may be amended, supplemented or otherwise modified from time to time (the “Merger Agreement”)) and as a condition to it becoming a Holder under the Registration Rights Agreement, to become a party to, and to be bound by and comply with the provisions of, the Registration Rights Agreement applicable to a Holder and Institutional Investor thereunder, in the same manner as if it were an original signatory to the Registration Rights Agreement, except as follows:

(1)	The Registrable Securities held by the Additional Holder shall only include (i) Company Shares received by it in connection with the Merger Agreement, and (ii) any securities that may be issued or distributed or be issuable or distributable in respect of, or in substitution for, any Company Shares by way of conversion, exercise, dividend, stock split or other distribution, merger, consolidation, exchange, recapitalization, or reclassification or similar transaction, in each case whether now owned or hereinafter acquired.

(2)	The Additional Holder shall not be deemed to be an Institutional Investor or Holder at such time as it and its Permitted Assignees (as described below) hold, in the aggregate, less than 1.5% of the then-outstanding Company Shares.

(3)	The definition of “Affiliate” will include the Additional Holder in each place EQT, CPPIB and Bain are listed.

(4)	Notwithstanding anything in the Registration Rights Agreement to the contrary, the Additional Holder will not have any rights to (a) request a Long-Form Registration under Section 2.01(a)(i) or (b) initiate more than two, in the aggregate, Short-Form Registrations under Section 2.01(a)(ii) and Shelf Take-Downs pursuant to Section 2.02(e).

(5)	If the Company has a Shelf Registration Statement on file to which the Additional Holder may be added, in lieu of Section 2.02(a)(i) of the Registration Rights Agreement, upon written request of the Additional Holder or any of its Permitted Assignees, the Company shall use its commercially reasonable efforts to include the Registrable Securities of the Additional Holder and its Permitted Assignees on its Shelf Registration Statement promptly after the Lock-up Release Date and, upon such inclusion, the Additional Holder and its Permitted Assignees shall be deemed to be a Shelf Holder.

(6)	If the Additional Holder is no longer deemed an Institutional Investor but continues to be a Holder of Registrable Securities, the Additional Holder will have right to receive a Block Trade Shelf Take-Down Notice pursuant to Section 2.2(e)(iv) and participate in such Underwritten Offering.

(7)	In connection with the Additional Holder transferring its Registrable Securities to a Permitted Transferee (as defined in and in accordance with the terms of the Stockholder and Lockup Agreement, dated as of the date hereof, among the Company, the Additional Holder and the other parties thereto, as such agreement may be amended, supplemented or otherwise modified from time to time), such Permitted Transferee shall be deemed to be a Permitted Assignee under the Registration Rights Agreement upon delivery of a joinder agreement to the Registration Rights Agreement in form and substance reasonably satisfactory to the Company, agreeing to be bound by the terms and conditions of the Registration Rights Agreement and this Joinder Agreement as if such Person were a party thereto and hereto.

Notwithstanding anything in the Registration Rights Agreement or this joinder to the contrary, the Additional Holder hereby agrees that none of the rights under the Registration Rights Agreement and this joinder may be exercised by it until after the 18-month anniversary of the date hereof.

The Additional Holder acknowledges and agrees that Sections 3.02, 3.10, 3.11, 3.12 and 3.13 of the Registration Rights Agreement are incorporated herein by reference, mutatis mutandis.

The Registration Rights Agreement shall be deemed to be amended to give effect to the terms of this Joinder Agreement upon the First Effective Time. This Joinder Agreement shall automatically terminate in the event that the transactions contemplated by the Merger Agreement are not consummated or the Merger Agreement is terminated prior to the Termination Date (as such term is defined in the Merger Agreement).

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Accordingly, the undersigned has executed and delivered this Joinder Agreement as of the 23rd day of July, 2025.

ADVENT INVESTOR

AIO HOLDINGS LP

By: Advent International, L.P.
Its: General Partner

By: Advent International GP, LLC
Its: General Partner

By:	/s/ Ben Scotto
Name:	Ben Scotto
Title:	Vice President, Deputy Chief Financial Officer and Assistant Treasurer

Address:	Prudential Tower
800 Boylston Street
Boston, Massachusetts 02215

Telephone:	[ ]
Email:	[ ]

[Signature Page to Joinder Agreement]

AGREED AND ACCEPTED
as of the 23rd day of July, 2025.

WAYSTAR HOLDING CORP.

By:	/s/ Matthew J. Hawkins
	Name:	Matthew J. Hawkins
	Title:	Chief Executive Officer

[Signature Page to Joinder Agreement]

CONSENTED AND AGREED TO as of the 23rd day of July, 2025.

INSTITUTIONAL INVESTORS:

DERBY LUXCO S.À R.L

By:	/s/ Loman Douvier
Name:	Loman Douvier
Title:	Manager

By:	/s/ Sanjay Fullee
Name:	Sanjay Fullee
Title:	Manager

CPP INVESTMENT BOARD PRIVATE HOLDINGS (4) INC.

By:	/s/ Sam Blaichman
Name:	Sam Blaichman
Title:	Authorized Signatory

By:	/s/ Nick Senst
Name:	Nick Senst
Title:	Authorized Signatory

BCPE DERBY INVESTOR, LP

By:	BCPE Derby GP, LLC
Its:	General Partner

By:	Bain Capital Fund XI, L.P.
Its:	Member

By:	Bain Capital Partners XI, L.P.
Its:	General Partner

By:	Bain Capital Investors, LLC
Its:	General Partner

By:	/s/ Paul Moskowitz
	Name:	Paul Moskowitz
	Title:	Partner

[Signature Page to Joinder Agreement]

BCPE DERBY (DE) SPV, LP

By:	BCPE Derby (DE) SPV (GP), LLC
Its:	General Partner

By:	Bain Capital Fund XI, L.P.
Its:	Member

By:	Bain Capital Partners XI, L.P.
Its:	General Partner

By:	Bain Capital Investors, LLC
Its:	General Partner

By:	/s/ Paul Moskowitz
	Name:	Paul Moskowitz
	Title:	Partner

[Signature Page to Joinder Agreement]